Exhibit 10.4

Second Rider to General Agreement of Indemnity with respect to NASDI/ Yankee Transferred Bonds

DATE OF GIA: September 7, 2011

DATE OF RIDER: April 23, 2014

THIS SECOND RIDER TO THE GENERAL AGREEMENT OF INDEMNITY WITH RESPECT TO NASDI/ YANKEE TRANSFERRED BONDS (“RIDER”), shall be attached to and incorporated into the General Agreement of Indemnity (“GIA”), dated as of the date set forth above which has been executed by GREAT LAKES DREDGE & DOCK CORPORATION (“GLDD”), GREAT LAKES DREDGE & DOCK COMPANY, LLC, LYDON DREDGING & CONSTRUCTION COMPANY, LTD., FIFTY-THREE DREDGING CORPORATION, DAWSON MARINE SERVICES COMPANY, GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC. (f/k/a Great Lakes Caribbean Dredging, Inc.), NASDI, LLC, NASDI HOLDINGS CORPORATION, YANKEE ENVIRONMENTAL SERVICES, LLC. and GREAT LAKES DREDGE & DOCK (BAHAMAS) LTD., as Contractors and Indemnitors (“Indemnitors”), on behalf of ZURICH AMERICAN INSURANCE COMPANY and its Subsidiaries and Affiliates in any jurisdiction, including, but not limited to FIDELITY AND DEPOSIT COMPANY OF MARYLAND, COLONIAL AMERICAN CASUALTY AND SURETY COMPANY, and AMERICAN GUARANTEE AND LIABILITY INSURANCE COMPANY, their successors and assigns (“Surety”) (individually and collectively “Surety”).

Indemnitors have requested that Surety (i) consent to the sale of NASDI, LLC (“NASDI”) and Yankee Environmental Services, LLC (“Yankee”), (ii) release and discharge NASDI and Yankee from the GLDD Bonding Agreements and their respective duties, obligations and liabilities thereunder, (iii) release and terminate all of its security interests in and liens on the property and assets of NASDI and Yankee granted under the GLDD Bonding Agreements and (iv) agree that Indemnitors’ liability under the GLDD Bonding Agreements be released or transferred with respect to the Transferred Bonds (as defined below); and

Surety is willing to (i) consent to the sale of NASDI and Yankee, (ii) release and discharge NASDI and Yankee from the GLDD Bonding Agreements and their respective duties, obligations and liabilities thereunder, (iii) release and terminate all of its security interests in and liens on the property and assets of NASDI and Yankee granted under the GLDD Bonding Agreements and (iv) consent to the limited release of Indemnitors’ liability for the Transferred Bonds under the GLDD Bonding Agreements in exchange for and on the condition (a) of the transfer of GLDD’s obligations with respect to the Transferred Bonds from the GLDD Bonding Agreements to the separate GLDD Guarantee for Transferred Bonds (as defined below) in accordance with this Rider and (b) that, as of the closing of the Permitted Sale (as defined below), Dore & Associates Contracting, Inc. (“Dore”), the Purchaser (as defined below), NASDI, Yankee and the other subsidiaries and affiliates of Dore party thereto as “Indemnitors” execute a new General Indemnity Agreement with respect to the Transferred Bonds, together with other underwriting conditions and security required by Surety and set forth herein.

As an inducement to Surety to issue or refrain from cancelling Transferred Bonds, to release and discharge NASDI and Yankee from the GLDD Bonding Agreements and their respective duties, obligations and liabilities thereunder, to release and terminate all of its security interests in and liens on the property and assets of NASDI and Yankee granted under the GLDD Bonding Agreements, to release the liability of Indemnitors for the Transferred Bonds under the GLDD Bonding Agreements and to accept the GLDD Guarantee for Transferred Bonds in lieu of Indemnitors’ indemnity for the Transferred Bonds, Indemnitors represent and agree for themselves, their heirs, executors, administrators, successors and assigns, jointly and severally, as follows:

1. SCOPE: Except as otherwise stated in the Release of NASDI and Yankee in Section 4 below, this Rider applies only to the transferred bonds set forth on Exhibit A, List of Transferred Bonds, which is attached to this Rider and incorporated by reference, including all renewals, extensions, modifications, replacements or substitutions thereof (collectively, the “Transferred Bonds” and each individually a “Transferred Bond”). This Rider does not cover any other bond which Surety may issue for GLDD or others which is not a Transferred Bond (the “Non-Transferred Bonds”), and with respect to those Non-Transferred Bonds, the GLDD Bonding Agreements remain in full force and effect, subject to the Release of NASDI and Yankee set forth in Section 4 below.

2. PERMITTED SALE: Pursuant to the Ownership Interest Purchase Agreement dated as of April 23, 2014 (the “Purchase Agreement”) by and among North American Leasing, Inc. a Michigan corporation (the “Purchaser”), NASDI Holdings Corporation, (“NASDI Holdings”), GLDD, Yankee and NASDI, the Purchaser will purchase from NASDI Holdings, and NASDI Holdings will sell, convey, assign, transfer and deliver to the Purchaser, all of the ownership interests of NASDI and Yankee, as provided in the Purchase Agreement (the “Permitted Sale”). The Surety consents to such Permitted Sale and acknowledges and agrees that the consummation of the Permitted Sale shall not constitute an “Event of Default” under the GLDD Bonding Agreements.

3. In connection with the Permitted Sale, Surety requests that Indemnitors execute and deliver to Surety this Rider and the other documents required below, simultaneously with the closing of the Permitted Sale.

4. RELEASE OF NASDI AND YANKEE FROM THE GLDD BONDING AGREEMENTS: Effective as of the closing of the Permitted Sale, Surety (i) releases and discharges NASDI and Yankee from the GLDD Bonding Agreements, and from all obligations and Loss under the GLDD Bonding Agreements, and (ii) releases and terminates all of its security interests in and liens on the property and assets of NASDI and Yankee granted under the GLDD Bonding Agreements, in each case, on the condition that (a) NASDI and Yankee execute the Dore Agreement to transfer their obligations under the GLDD Bonding Agreements to the Dore Agreement with respect to the Transferred Bonds; (b) GLDD execute the GLDD Guarantee for Transferred Bonds to transfer GLDD’s obligations under the GLDD Bonding Agreements with respect to the Transferred Bonds to the GLDD Guarantee for Transferred Bonds; and (c) the Administrative Agent’s execution of its Release and Termination with respect to the Permitted Sale. The release and discharge of NASDI and Yankee set forth in this Section 4, once the Dore Agreement is executed, applies to all Bonds issued under the GIA and is not limited to the Transferred Bonds; provided, however, nothing in this Section 4 is intended to or does release and discharge NASDI and Yankee from their obligations with respect to the Transferred Bonds in accordance with the Dore Agreement and such obligations shall be novated with NASDI’s and Yankee’s execution of the Dore Agreement.

5. RELEASE OF GLDD AND ALL OTHER INDEMNITORS WITH RESPECT TO THE TRANSFERRED BONDS: Effective as of the closing of the Permitted Sale, Surety (i) releases GLDD and the other Indemnitors from the GLDD Bonding Agreements, and from all obligations and Loss under the GLDD Bonding Agreements, with respect to the Transferred Bonds, and (ii) agrees that the Transferred Bonds shall not constitute “Bonds” under and for all purposes of the GLDD Bonding Agreements, in each case, on the condition that (a) GLDD execute the GLDD Guarantee for Transferred Bonds to transfer GLDD’s obligations under the GLDD Bonding Agreements to the GLDD Guarantee for Transferred Bonds and that (b) NASDI and Yankee execute the Dore Agreement to transfer NASDI and Yankee’s obligations under the GLDD Bonding Agreements to the Dore Agreement with respect to the Transferred Bonds.

6. GOVERNING LAW: This Rider shall be governed by and interpreted under the laws of the State of New York, without regard to principles of conflicts of laws.

7. EXECUTION AND CHANGES: This Rider may be executed in any number of counterparts with separate signature pages, all of which taken together shall constitute the Rider, and any of the parties hereto may execute this Rider by signing any such counterpart. This Rider shall be effective and immediately binding as to each Indemnitor when Indemnitor executes this Agreement and complies with the conditions indicated in Sections 4 and 5 above, regardless of whether any other party has executed this Rider or fails to execute this Rider. This Rider shall only be changed or modified in writing.

8. DEFINITIONS:

Claim means any notice, claim, demand, defense, counterclaim, setoff, lawsuit or proceeding or circumstance which may constitute, lead to or result in Loss, liability, or asserted liability in connection with any Transferred Bond.

Dore Agreement means the General Indemnity Agreement executed by Dore and others, dated April 23, 2014 a copy of which is attached to this Rider as Exhibit B and is incorporated herein by reference.

GLDD Bonding Agreements means the GIA as subsequently modified, amended, supplemented or replaced, including but not limited to the Rider dated June 4, 2012, and all underlying and related agreements and modifications of agreements, including the Equipment Utilization Agreement dated June 4, 2012 and the Lender-Surety Agreement dated June 4, 2012.

GLDD Guarantee for Transferred Bonds means the Guarantee and Indemnity Agreement provided with respect to the Transferred Bonds, dated April 23, 2014, which is executed concurrently with this Rider, a copy of which is attached to this Rider as Exhibit C and is incorporated herein by reference.

Loss means, with respect to any Transferred Bond, all premiums due to Surety and any and all liability, loss, Claims, damages, court costs and expenses, attorneys’ fees (including those of Surety), consultant fees, and all other costs and expenses, including but not limited to any additional or extra-contractual damages arising from Surety’s Settlement of any Claim. Pre-judgment and post-judgment interest shall accrue from the date of any payment made by Surety with respect to any of the foregoing at the maximum default rate permitted by law.

Settlement means to adjust, pay, perform, decline to perform, compromise, settle, deny, litigate or otherwise resolve any Claim and/or any claim, counterclaim, defense or setoff held by or made against any Indemnitor or other entity and/or to take any action to protect any rights of Surety or to preserve or protect Surety’s interests, or to avoid or lessen any alleged liability.

Signed and sealed this 23rd day of April, 2014.

SIGNATURE PAGE(S) TO FOLLOW

(The remainder of this page is intentionally left blank)

SIGNATURE INSTRUCTIONS

1. All signatures should be notarized and dated.

2. If the signer is a Corporation, an officer on the operational side (i.e. President, CEO, COO) and an officer on the finance side (i.e. Secretary, CFO, Treasurer) should sign and the Corporation should attach its seal.

3. If one signer is signing in two different capacities (i.e. President and Secretary), then list both titles in the signature block and notary acknowledgement.

4. If the signer is an individual (personal) Indemnitor, each Indemnitor should sign and date their signature and provide all of the required information. Each signature should be witnessed and notarized.

By signing below, each Indemnitor affirms to Surety that they have read this Rider carefully and understand their obligations as an Indemnitor. Each signer executing this Rider on behalf of such Indemnitor represents and warrants solely in their capacity as an officer of such Indemnitor and not individually that he or she holds the office or position shown and that he or she is duly authorized by Indemnitor to execute this Rider on behalf of Indemnitor and to bind Indemnitor to all of the terms and conditions of this Rider.

INDEMNITOR
GREAT LAKES DREDGE & DOCK CORPORATION

ATTEST OR WITNESS:

/s/ Ellen Parker Burke	/s/ Richard Roman
Ellen Parker Burke, Assistant Treasurer	Richard Roman, Treasurer

INDEMNITOR
GREAT LAKES DREDGE & DOCK COMPANY, LLC

ATTEST OR WITNESS:

/s/ Ellen Parker Burke	/s/ Richard Roman
Ellen Parker Burke, Secretary and Assistant Treasurer	Richard Roman, Treasurer

INDEMNITOR
LYDON DREDGING & CONSTRUCTION COMPANY, LTD.

ATTEST OR WITNESS:

/s/ Ellen Parker Burke	/s/ Katherine M. Hayes
Ellen Parker Burke, Secretary and Assistant Treasurer	Katherine M. Hayes, Treasurer

(signatures continued next page)

INDEMNITOR
FIFTY-THREE DREDGING CORPORATION

ATTEST OR WITNESS:

/s/ Katherine M. Hayes	/s/ Paul E. Dinquel
Katherine M. Hayes, Treasurer	Paul E. Dinquel, Vice President

INDEMNITOR
DAWSON MARINE SERVICES COMPANY

ATTEST OR WITNESS:

/s/ Cheryle A. Stone	/s/ Catherine M. Hoffman
Cheryle A. Stone, Secretary	Catherine M. Hoffman, President

INDEMNITOR
GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC. (f/k/a Great Lakes Caribbean Dredging, Inc.)

ATTEST OR WITNESS:

/s/ Ellen Parker Burke	/s/ Katherine M. Hayes
Ellen Parker Burke, Secretary	Katherine M. Hayes, Treasurer

INDEMNITOR
NASDI, LLC

ATTEST OR WITNESS:

/s/ Ellen Parker Burke	/s/ Katherine M. Hayes
Ellen Parker Burke, Assistant Secretary	Katherine M. Hayes, Treasurer

(signatures continued next page)

INDEMNITOR
NASDI HOLDINGS CORPORATION

ATTEST OR WITNESS:

/s/ Ellen Parker Burke	/s/ Katherine M. Hayes
Ellen Parker Burke, Secretary and Assistant Treasurer	Katherine M. Hayes, Treasurer

INDEMNITOR
YANKEE ENVIRONMENTAL SERVICES, LLC

ATTEST OR WITNESS:

/s/ Ellen Parker Burke	/s/ Katherine M. Hayes
Ellen Parker Burke, Assistant Treasurer and Assistant Secretary	Katherine M. Hayes, Treasurer

INDEMNITOR
GREAT LAKES DREDGE & DOCK (BAHAMAS) LTD.

ATTEST OR WITNESS:

/s/ Ellen Parker Burke	/s/ Katherine M. Hayes
Ellen Parker Burke, Secretary	Katherine M. Hayes, Treasurer

Accepted and agreed:

SURETY ZURICH AMERICAN INSURANCE COMPANY FIDELITY AND DEPOSIT COMPANY OF MARYLAND COLONIAL AMERICAN CASUALTY AND SURETY COMPANY, and AMERICAN GUARANTEE AND LIABILITY INSURANCE COMPANY

/s/ David L. McVicker
Name and Title David L. McVicker Vice President

(end of signatures)

EXHIBIT A

LIST OF TRANSFERRED BONDS

Bond Number	Issuing Carrier	Obligee	Type of Bond	Description	Bond Amount	Effective Date	Expiration Date	Renewal Method	Completion Year

09046739	Fidelity and Deposit Company of Maryland	Massachusetts Department of Environmental Protection	License & Permit	Hazardous Waste Transporters License	$10,000.00	9/2/2011	9/1/2014	Dore to substitute its surety on renewal	GLDD until renewal, Dore renew

09061807	Fidelity and Deposit Company of Maryland	Contractors State License Board	All Contractor’s License-Perf-Payt-Municipality	Contractor’s License Bond	$12,500.00	10/15/2011	10/14/2014	Dore to substitute its surety on renewal	GLDD until renewal, Dore renew

09061808	Fidelity and Deposit Company of Maryland	Boston Water and Sewer Commission	All Contractor’s License-Perf-Payt-Municipality	sewer/drain/ catch basin license bond	$20,000.00	10/20/2011	10/19/2014	Dore to substitute its surety on renewal	GLDD until renewal, Dore renew

09061806	Fidelity and Deposit Company of Maryland	City of Cambridge	All Other License and Permit—Do Not Select Eff 1-1-05	Blanket Bond-Sidewalk	$5,000.00	10/27/2011	10/26/2014	Dore to substitute its surety on renewal	GLDD until renewal, Dore renew

09061846	Fidelity and Deposit Company of Maryland	City Of Boston	All Other License and Permit—Do Not Select Eff 1-1-05	Permit Bond to Demolish Buildings	$500,000.00	11/19/2011	11/18/2014	Dore to substitute its surety on renewal	GLDD until renewal, Dore renew

09061847	Fidelity and Deposit Company of Maryland	Contractor’s State License Board	All Contractors License-Perf-Payt-State—Standard	Bond for Qualifying Individual	$12,500.00	11/25/2011	11/24/2014	Dore to substitute its surety on renewal	GLDD until renewal, Dore renew

09062977	Fidelity and Deposit Company of Maryland	Town of Belmont	All Other License and Permit—Do Not Select Eff 1-1-05	Street Opening	$5,000.00	3/1/2012	3/1/2015	Dore to substitute its surety on renewal	GLDD until renewal, Dore renew

09078655	Fidelity and Deposit Company of Maryland	State of Florida Department of Business and Professional Regulation	License & Permit	Florida Contractor’s License Bond	$100,000.00	4/10/2012	4/9/2014	Dore to substitute its surety on renewal	GLDD until renewal, Dore renew

09078653	Fidelity and Deposit Company of Maryland	Francis M. Roache, Registrar of Deeds for County of Suffolk	Lien and Payment Bonds—Given at or near Commencement of Project—Private	The EDGE Apartments, 60-66 Brainerd Road, Allston, MA	$208,900.00	4/20/2012	4/19/2014	Dore to substitute its surety on renewal	2014

Bond Number	Issuing Carrier	Obligee	Type of Bond	Description	Bond Amount	Effective Date	Expiration Date	Renewal Method	Completion Year

09078684	Fidelity and Deposit Company of Maryland	Local 282 Trust Funds	Miscellaneous	NY Local #282 Fringe Benefit Bond	$20,000.00	6/7/2012	6/6/2014	New Bond Required	GLDD until renewal, Dore renew

09078689	Fidelity and Deposit Company of Maryland	William P. O’Donnell, Registrar of Deeds for County of Norfolk	License & Permit	The EDGE Apartments, 60-66 Brainerd Road, Allston, MA	$208,900.00	6/14/2012	6/13/2014	Dore to substitute its surety on renewal	GLDD until renewal, Dore renew

09080008	Fidelity and Deposit Company of Maryland	Mason Tenders’ D.C. Welfare Fund, Pension Fund, Annuity fund	Union Bonds—Covers Payment of Fringe Benefits Only	Union Wage & Welfare	$50,000.00	6/20/2012	6/19/2014	Dore to substitute its surety on renewal	GLDD until renewal, Dore renew

09078683	Fidelity and Deposit Company of Maryland	Boston Water and Sew Commission	All Contractor’s License-Perf-Payt-Municipality	Contracting- Compliance	$20,000.00	7/12/2012	7/11/2014	Dore to substitute its surety on renewal	GLDD until renewal, Dore renew

09080012	Fidelity and Deposit Company of Maryland	Suffolk Construction Co. Inc.	Miscellaneous Contracts	120 Kingston	$275,000.00	7/12/2012	7/11/2013	Unknown	2014

09080014	Fidelity and Deposit Company of Maryland	City of Boston	License & Permit	MA City of Boston Bond for use of Streets	$5,000.00	7/16/2012	7/15/2014	Dore to substitute its surety on renewal	GLDD until renewal, Dore renew

09080015	Fidelity and Deposit Company of Maryland	Town of Watertown	All Other License and Permit—Do Not Select Eff 1-1-05	Sidewalk Occupancy	$10,000.00	7/17/2012	7/17/2014	New Bond Required	GLDD until renewal, Dore renew

09078664	Fidelity and Deposit Company of Maryland	Massachusetts Turnpike Authority, Fast Lane Service Center	Miscellaneous	Financial Guarantee-The Fast Lane Service Center	$68,000.00	7/25/2012	7/24/2014	Dore to substitute its surety on renewal with Verification Certificate	GLDD until renewal, Dore renew

09061845	Fidelity and Deposit Company of Maryland	City of New York	License & Permit	Street/Sidewalk obstruction, all Locations	$50,000.00	12/9/2012	12/8/2014	Continuation Certificate	GLDD until renewal, Dore renew

Bond Number	Issuing Carrier	Obligee	Type of Bond	Description	Bond Amount	Effective Date	Expiration Date	Renewal Method	Completion Year

09110811	Fidelity and Deposit Company of Maryland	City of Columbus, Department of Building and Zoning Services	License & Permit	OH City of Columbus Contractor License—Registration Bond	$25,000.00	1/9/2013	1/8/2015	Dore to substitute its surety on renewal	GLDD until renewal, Dore renew

09110844	Fidelity and Deposit Company of Maryland	Town of Andover	Contract	#024/03—13/185 West Middle School Crawlspace Asbestos Abatement Andover, MA	$184,976.00	4/2/2013	3/31/2014	Term Bond	2014

09104755	Fidelity and Deposit Company of Maryland	Environmental Chemical Corporation	Contract	Portsmouth Naval Shipyard, Building 92 Repair, Kittery, ME	$568,491.00	4/30/2013	4/29/2014	Term Bond	2014

09104760	Fidelity and Deposit Company of Maryland	Florida Construction Industry License Board	License & Permit	State of FL—Business license for William S. Steckel	$100,000.00	5/16/2013	5/15/2014	Dore to substitute its surety on renewal	GLDD until renewal, Dore renew

09104769	Fidelity and Deposit Company of Maryland	University of Massachusetts-Lowell	Contract	CL13-HT-0041—Asbestos Remediation Services	$669,640.00	5/20/2013	5/19/2014	Term Bond	2014

09104773	Fidelity and Deposit Company of Maryland	Operating Engineers Local 825 Benefit Funds	Miscellaneous	Union Wage & Welfare	$25,000.00	5/22/2013	5/21/2014	Continuation Certificate	GLDD until renewal, Dore renew

09104785	Fidelity and Deposit Company of Maryland	City of Quincy	Miscellaneous Contracts	#13-270; Demolition of Old Quincy High School	$687,000.00	6/14/2013	6/13/2014	Term Bond	2014

09104813	Fidelity and Deposit Company of Maryland	City of Perth Amboy	All Other License and Permit—Do Not Select Eff 1-1-05	FD Dore to substitute its surety on renewal License or Permit Bond Demolition Permits	$75,000.00	7/29/2013	7/28/2014	Dore to substitute its surety on renewal	GLDD until renewal, Dore renew

Bond Number	Issuing Carrier	Obligee	Type of Bond	Description	Bond Amount	Effective Date	Expiration Date	Renewal Method	Completion Year

09104819	Fidelity and Deposit Company of Maryland	Skanska Koch Inc. Kiewit Infrastructure Co. (JV) DBA Skanska Kiewit JV. (S/K) JV	Contract	Bayonne Bridge—Replacement of Main Span Roadway & Approach Structures Contract Number: AKB-264.039 Job No. 012100	$20,359,375.00	8/6/2013	8/5/2014	Term Bond	2015

09104841	Fidelity and Deposit Company of Maryland	Halmar/A Servidone—B Anthony JV	Miscellaneous Contracts	SC-S1301.11.019 Contract D262091 Patroon Island Bridge I-90/I-787 Interchange Bridges C66-17, Interstate Route 504 Albany and Rensselaer County	$766,487.00	8/22/2013	8/21/2014	Term Bond	2014

09104854	Fidelity and Deposit Company of Maryland	City of Meriden	Contract	Demolition of 33,51, 53 South Colony Street Meriden, CT	$565,000.00	9/12/2013	9/11/2014	Term Bond	2014

09104864	Fidelity and Deposit Company of Maryland	Barletta Heavy/O&G, JV	Class A Contract	Fall River—Somerset: Route 79-I195, Interchange Reconstruction, over Route 138 (Davol Street) and Structural Repairs and Painting of the Braga Bridge	$5,650,000.00	9/16/2013	9/15/2014	Continuation Certificate	2014

09104876	Fidelity and Deposit Company of Maryland	Consigli Construction Co., Inc.	Class A Contract	MIT Bldg E-52, Cambridge, MA SC-1027-005	$1,550,000.00	9/30/2013	9/29/2014	Continuation Certificate	2014

Bond Number	Issuing Carrier	Obligee	Type of Bond	Description	Bond Amount	Effective Date	Expiration Date	Renewal Method	Completion Year

09104890	Fidelity and Deposit Company of Maryland	Contractors State License Board	All Contractor’s License-Perf-Payt-Municipality	Contractor’s License Bond	$12,500.00	10/3/2013	10/2/2014	Dore to substitute its surety on renewal	2014

09104893	Fidelity and Deposit Company of Maryland	State of California	License & Permit	CA LLC Employee—Worker License Bond 13B-20 Rev 8-11	$100,000.00	10/3/2013	10/2/2014	Dore to substitute its surety on renewal	GLDD until renewal, Dore renew

09104889	Fidelity and Deposit Company of Maryland	Contractor’s State License Board	All Contractors License-Perf-Payt-State—Standard	Bond for Qualifying Individual	$12,500.00	10/3/2013	10/2/2014	Dore to substitute its surety on renewal	GLDD until renewal, Dore renew

09104882	Fidelity and Deposit Company of Maryland	O & G Industries, Inc.	Contract	#210-301 Orville H Platt High School, Meriden, CT	$3,321,200.00	10/4/2013	10/3/2014	Term Bond	2014

09104883	Fidelity and Deposit Company of Maryland	Dimeo Construction Company, Inc.	Contract	#4-4979 FM Global—Northwoods, Johnston, RI	$4,684,631.00	10/4/2013	10/3/2014	Term Bond	2014

09125428	Fidelity and Deposit Company of Maryland	State of Iowa, Division of Labor	License & Permit	IA Out-of-State Contractor Bond	$25,000.00	12/12/2013	12/11/2014	Continuation Certificate	GLDD until renewal, Dore renew

09125444	Fidelity and Deposit Company of Maryland	Tully Construction Co., Inc	Class A Contract	LGA -124.208; La Guardia Airport Abatement & Demolition of Hangars 2 & 4	$4,500,000.00	1/29/2014	1/28/2015	Continuation Certificate	2014

09125458	Fidelity and Deposit Company of Maryland	AQE, Inc.	Discharge Mechanic’s Lien Bond-DO NOT USE-Try 246 247 276 or 277	Williams College—Stetson Hall Renovation & Addition, 55 Sawyer Drive/26 Hopkins Hall Drive, Williamstown, MA—Asbestos Abatement	$78,445.26	2/24/2014	2/24/2015	Dore to substitute its surety on renewal	2014

Bond Number	Issuing Carrier	Obligee	Type of Bond	Description	Bond Amount	Effective Date	Expiration Date	Renewal Method	Completion Year

09125459	Fidelity and Deposit Company of Maryland	AQE, Inc.	Discharge Mechanic’s Lien Bond-DO NOT USE-Try 246 247 276 or 277	Williams College—Stetson Hall Renovation & Addition, 55 Sawyer Drive/26 Hopkins Hall Drive, Williamstown, MA—Selective Demolition	$91,782.60	2/24/2014	2/24/2015	Dore to substitute its surety on renewal	2014

09092447	Fidelity and Deposit Company of Maryland	City of Cambridge, Department of Public Works	All Other License and Permit—Do Not Select Eff 1-1-05	130 Bishop Allen Drive	$5,000.00	12/3/2012	12/2/2014	Dore to substitute its surety on renewal	GLDD until renewal, Dore renew

Total					$45,637,827.86

EXHIBIT B

Dore Indemnity Agreement (unexecuted version)

General Indemnity Agreement

THIS GENERAL INDEMNITY AGREEMENT (“Agreement”), dated this 23rd day of April, 2014 by:

Dore & Associates Contracting, Inc., 900 S. Harry Truman Parkway, Bay City, MI 48706, a Michigan Corporation

North American Leasing, Inc., 900 S. Harry Truman Parkway, Bay City, MI 48706, a Michigan Corporation

River Front, LLC, [Address], 900 S. Harry Truman Parkway, Bay City, MI 48706, a Michigan LLC

NASDI, LLC, 1365 Main Street, Waltham, MA 02451, a Delaware LLC

Yankee Environmental Services, LLC, 29 Esquire Road, Billerica, MA 01862, a Delaware LLC

All new Indemnitors added to this Agreement by rider

(each an “Indemnitor” and all of the above individually and collectively “Indemnitors”) in favor of ZURICH AMERICAN INSURANCE COMPANY and its subsidiaries, affiliates and associated companies in any jurisdiction, including but not limited to FIDELITY AND DEPOSIT COMPANY OF MARYLAND, COLONIAL AMERICAN CASUALTY AND SURETY COMPANY, AMERICAN GUARANTEE AND LIABILITY INSURANCE COMPANY and ZURICH INSURANCE GROUP LTD, their respective successors and assigns (individually and collectively “Surety”) with respect to any bond, undertaking, and/or obligation of suretyship or guarantee executed, provided or procured (herein “issued”) by Surety (whether as surety, co-surety, reinsurer or otherwise) in the name of or on behalf of any Indemnitor, any Related Entity, any other entity on request in accordance with this Agreement, or any combination thereof, whether issued prior to or after the execution of this Agreement, and all renewals, extensions, modifications and substitutions of bonds (collectively “Bonds” and each individually a “Bond”). This Agreement shall be liberally construed so as to fully protect, exonerate, indemnify and hold Surety harmless from all liability and Loss.

As an inducement to Surety to issue or refrain from cancelling Bonds, Indemnitors represent and agree for themselves, their heirs, executors, administrators, successors and assigns, jointly and severally, as follows:

1. PREMIUMS: Indemnitors shall promptly pay all premiums and charges of Surety for Bonds, at the current rate charged by Surety, until Surety has been provided satisfactory evidence, in its sole discretion, that it has been fully released and/or discharged from liability under such Bonds.

2. INDEMNITY: Indemnitors shall exonerate, indemnify, and hold Surety harmless from any and all liability and Loss, sustained or incurred, arising from or related to: (a) any Bond, (b) any Claim, (c) any Indemnitor failing to timely and completely perform or comply with this Agreement, (d) Surety enforcing this Agreement or (e) any act of Surety to protect or procure any of Surety’s rights, protect or preserve any of Surety’s interests, or to avoid, or lessen Surety’s liability or alleged liability. The liability of Indemnitors to Surety under this Agreement includes all Claims made on Surety, all payments made, Loss incurred, and all actions taken by Surety under the Good Faith belief that Surety is, would be or was liable for the amounts paid or the actions taken, or that it was necessary or expedient to make such payments or take such actions, whether or not such liability, necessity or expediency existed. Indemnitors shall promptly, upon demand, make payment to Surety as soon as liability or Loss exists, whether or not Surety has made any payment. An itemized statement of Loss, sworn to by any officer of Surety, or the voucher or other evidence of any payment, shall be prima facie evidence of the fact, amount and extent of the liability of Indemnitors for such Loss. Indemnitors shall promptly, upon demand, procure the full and complete discharge of Surety from all Bonds and all liability in connection with such Bonds. If Indemnitors are unable to obtain discharge of any or all such Bonds within the time demanded, Indemnitors shall promptly deposit with Surety an amount of money that Surety determines is sufficient to collateralize or pay any outstanding bonded obligations. Concurrently with the execution of this Agreement, NASDI, LLC (“NASDI”) and Yankee Environmental Services, LLC (Yankee) are executing a Rider to General Agreement of Indemnity by which Surety is releasing NASDI and Yankee from that certain Agreement of Indemnity, dated September 7, 2011 and executed by Great Lakes Dredge & Dock Corporation and other entities as Contractors and Indemnitors thereunder (the “GLDD Indemnity”), and transferring the indemnity obligations for NASDI and Yankee with respect to certain Transferred Bonds (as defined in this provision) from the GLDD Indemnity to this Agreement. “Transferred Bonds” means the Bonds and bonded obligations identified on the attached EXHIBIT A, which Exhibit is incorporated into this Agreement by reference. This Agreement is not intended to, and shall not, alter any of the terms and/or conditions of the Transferred Bonds.

3. SURETY’S RIGHT TO PERFORM, SETTLE AND/OR MODIFY: Surety shall have the absolute and unconditional right and is authorized but not required to: (a) adjust, pay, perform, decline to perform, compromise, settle, deny, litigate or otherwise resolve any Claim and/or any claim, counterclaim, defense or setoff held by or made against any Indemnitor, Principal or other entity and/or to take any action to protect any rights of Surety or to preserve or protect Surety’s interests, or to avoid or lessen any alleged liability (hereinafter “Settlement”); and (b) modify, consent to or decline to consent to modification of any Bond and/or Bonded Contract, and/or to take, consent to or decline to consent to any assignment (hereinafter “Modification”). Any Settlement and/or Modification by Surety shall be final, binding and conclusive upon Indemnitors. Indemnitors shall remain bound under this Agreement for all Loss even though any such Settlement or Modification by Surety does or might substantially increase the liability of Indemnitors.

4. PLACE IN FUNDS: Indemnitors agree to promptly deposit with Surety, on demand, an amount of money that Surety determines is sufficient to fund any liability or Loss. Such funds may be used by Surety to pay Loss or may be held by Surety as collateral against potential future Loss. Any remaining funds held by Surety after payment of all sums due to Surety under this Agreement shall be returned upon the complete release and/or discharge of Surety’s liability under all Bonds.

5. PLEDGE AND ASSIGNMENT OF COLLATERAL: Indemnitors pledge, assign, transfer and set over to Surety the Collateral, as collateral to secure the obligations in this Agreement, whether incurred before or after the execution of this Agreement, including a license to use the Collateral, without cost, to perform or discharge Surety’s obligations under any Bond or Bonded Contract. This pledge and assignment becomes effective on the date of this Agreement, or the earliest date allowable by law.

6. TRUST FUNDS: All sums due, to become due, or received by any Indemnitor or Principal for or on account of any Bonded Contract are trust funds in which Surety has an interest as a beneficiary of the trust whether in the possession of such Indemnitor or Principal or another. Such trust funds shall be held in trust for the benefit and payment of all obligations or Loss for which Surety may be liable under any Bond. Surety has the right, but not the obligation, to require that trust funds be placed in a dedicated trust fund account. This Agreement and declaration constitute notice of such trust.

7. UNIFORM COMMERCIAL CODE: This Agreement constitutes a security agreement to Surety in accordance with the Uniform Commercial Code or similar statute in any jurisdiction. Surety may file a photocopy or other reproduction of this Agreement as a financing statement or otherwise take any action or file any statement or documents to perfect the rights and interests granted in the Collateral or trust funds at any time.

8. TAKEOVER: If an Event of Default occurs, Surety shall have the right, in its sole discretion, and is authorized to take possession of any part or all of the work, materials and equipment under any Bonded Contract and any other materials or equipment which Surety deems necessary or proper to perform such Bonded Contract, and to perform or arrange for the performance of such Bonded Contract.

9. ADVANCES AND FINANCING: Surety is authorized to guarantee loans, to advance or lend money to any entity which Surety may see fit for the purpose of facilitating performance of obligations under any Bond or Bonded Contract. Indemnitors shall indemnify Surety for all such loans or advances and all Loss incurred by Surety relating to such loans and advances. Any failure to use the loans or advances, in whole or in part, for performance of obligations under such Bonds or Bonded Contracts shall not be a defense to Indemnitors’ duty to indemnify Surety for such loans or advances. Surety has no obligation to provide financing or other support to any Principal or Indemnitor.

10. BONDS FOR OTHER ENTITIES: Indemnitors’ obligations under this Agreement shall also apply to any Bond Surety issues for or on behalf of any Related Entity. “Related Entity” means: (a) any present or future, directly or indirectly owned subsidiary or affiliate of any Indemnitor; (b) any legal entity in which any Indemnitor has or acquires an ownership interest; and (c) any joint ventures, consortiums, teaming arrangements or any other business collaboration or economic enterprise (“Joint Venture”) in which any Indemnitor is or was a member at the time the Bond was issued. Indemnitors’ obligations under this Agreement shall also apply to any Bond Surety issues for or on behalf of any entity other than a Related Entity, on the written request of any Indemnitor.

11. FINANCIAL STATEMENTS, BOOKS AND RECORDS: Indemnitors shall promptly provide Surety with any and all information and documentation concerning the business or financial situation of any Indemnitor or any subsidiary, affiliate or Related Entity of any Indemnitor, as requested by Surety. Indemnitors shall furnish on demand, and Surety shall have the right to access, examine and copy the books, records and accounts of Indemnitors and of any entity under the control of any Indemnitor, at no cost to Surety. Indemnitors authorize any entity in which funds of any Indemnitor may be deposited to furnish to Surety a statement of the amount of such deposits as of the date requested. Indemnitors authorize any and all lenders, obligees, subcontractors, suppliers, accountants, other insurers, and other persons or entities to furnish to Surety any information requested by Surety, including but not limited to the performance of obligations under any Bond or Bonded Contract and payments related to any such Bond or Bonded Contract.

12. ISSUANCE OF BONDS: Surety does not guarantee the issuance or compliance of any Bond or any obligee’s acceptance of any Bond issued. Surety has an absolute right to decline to issue or continue or renew any Bond and to cancel any Bond. If Surety issues a bid or proposal Bond or a written commitment to issue any Bond (each a “Bond Commitment”), Surety has an absolute right to decline to issue any Bond that may be required in connection with any award made under the proposal for which the Bond Commitment was given.

13. WAIVER OF NOTICE: Indemnitors waive notice of the issuance or cancellation of any Bond, any Settlement or Modification, and any act, fact or information concerning or affecting the rights and liabilities of Surety or the rights or liabilities of Indemnitors under the Bonds or this Agreement, notwithstanding any notice of any kind to which Principal and/or Indemnitors might otherwise have been or be entitled, and notwithstanding any defenses they might have been or be entitled to assert.

14. OTHER SURETIES AS BENEFICIARIES: If Surety procures the execution of any Bond by other sureties, or executes any Bond with co-sureties, or reinsures any portion of any Bond with reinsuring sureties, then all the terms and conditions of this Agreement shall inure to the benefit of such other sureties, co-sureties and/or reinsuring sureties, including the right to bring an action for enforcement of this Agreement. Surety may furnish copies of any and all underwriting and Claim documentation to reinsurers and co-sureties, including statements, agreements, financial statements, and any information which Surety now has or may obtain in the future concerning (a) Principals and/or Indemnitors, (b) Related Entities of Principals and/or Indemnitors, and (c) other entities for which any Bond is requested pursuant to paragraph 10.

15. SURETY’S ADDITIONAL RIGHTS: This Agreement is in addition to and not in lieu of all other agreements of indemnity and any and all rights, powers, and remedies that Surety may have or acquire against Indemnitors or any other person or entity, whether by agreement, law or otherwise. Indemnitors acknowledge and agree that other indemnity, collateral, property and/or security may be required by Surety with respect to Bonds issued under this Agreement. Indemnitors shall remain bound under the terms of this Agreement even though Surety may from time to time (before or after the date of this Agreement): (a) accept, modify or release other agreements of indemnity with respect to any Bond; (b) accept, modify the indemnity of, or release any Indemnitor or any other person or entity; or (c) accept, release or subordinate any rights to collateral, real property, personal property or security. Indemnitors’ obligations to Surety shall not be waived or reduced by any claim, setoff, defense, or other right or cause of action which Indemnitors and/or Surety may hold against any person or entity or which may be asserted by any Principal, Indemnitor or any other person or entity arising from or related to any Bonded Contract, any Bond, this Agreement, other agreements, by law or otherwise. Surety is subrogated to all rights, Claims, funds and receivables related to any Bonded Contract. Surety has the right to offset Loss on any Bonded Contract against proceeds, funds, real property or personal property under any other Bonded Contract or otherwise available to Surety under this Agreement. Surety’s forbearance or failure to act to enforce any right shall not waive or diminish any of its rights, which rights may be enforced at any time in Surety’s sole discretion.

16. SURETY’S RIGHT TO SPECIFIC PERFORMANCE: Indemnitors acknowledge that the failure of Indemnitors, collectively or individually, to perform or comply with any provision of this Agreement shall cause irreparable harm to Surety for which Surety has no adequate remedy at law. Indemnitors agree that Surety shall be entitled to injunctive relief and/or specific performance, and Indemnitors waive any claims or defenses to the contrary.

17. POWER OF ATTORNEY: Indemnitors irrevocably nominate, constitute, appoint and designate Surety, and any persons designated by Surety, as their attorney-in-fact, with the right, but not the obligation, to exercise all of the rights of Indemnitors pledged, assigned, transferred and set over to Surety in this Agreement, including, in the name of Indemnitors to make, execute, and deliver any and all assignments or documents deemed necessary and proper by Surety in order to exercise its rights, powers and remedies under this Agreement. Indemnitors ratify and confirm all acts taken by Surety and its designees as such attorney-in-fact and agree to protect and hold harmless Surety and its designees for all such acts.

18. JOINT AND SEVERAL LIABILITY: Indemnitors are jointly and severally liable to Surety under this Agreement. Surety may enforce this Agreement against any Indemnitor without joining any other Indemnitor, person or entity.

19. CONTRIBUTION: Indemnitors waive and subordinate all rights of indemnity, subrogation and contribution against each other and/or any Principal until all obligations to Surety under this Agreement, at law or in equity, have been satisfied in full.

20. NOTICE TO SURETY: Indemnitors shall notify Surety as soon as any Indemnitor becomes aware of the happening of any Event of Default. This notice, and any other notice to Surety, shall be addressed as follows: Zurich Surety, Red Brook Corporate Center, 600 Red Brook Blvd., 4th Floor, Owings Mills, Maryland 21117, Attention: Vice President, Contract Surety.

21. LAWSUITS AND JURISDICTION: Separate lawsuits may be brought under this Agreement as causes of action accrue, and the bringing of any lawsuit or the recovery of any judgment on any cause of action shall not prejudice or bar the bringing of other lawsuits, on the same or other causes of action, whether arising before or after any other lawsuit or cause of action. In any legal proceeding brought by or against Surety that in any way relates to this Agreement, each Indemnitor irrevocably and unconditionally submits to the jurisdiction, at Surety’s sole option, of the Federal, state and local courts in which (a) any Indemnitor resides or has property, (b) any bonded obligation arises or is performed, in whole or in part, or (c) any action may be brought against Surety. Indemnitors submit to the jurisdiction of such courts and waive and agree not to assert that they are not subject to the jurisdiction of any such court or that the jurisdiction and/or venue is in an inconvenient forum or otherwise improper.

22. GOVERNING LAW FOR BONDED CONTRACTS OUTSIDE THE UNITED STATES: Indemnitors agree that as to any legal action or proceeding related to any Bond issued in connection with any Bonded Contract to be performed outside the United States and its territories, this Agreement shall be governed by and interpreted under the laws of the State of New York, without regard to principles of conflicts of laws.

23. EXECUTION AND CHANGES: This Agreement may be executed in counterparts, all of which taken together shall constitute the Agreement. This Agreement shall be effective and immediately binding as to each Indemnitor when that Indemnitor executes this Agreement, regardless of whether any other party has executed the Agreement or fails to execute this Agreement. This Agreement shall only be changed or modified in writing.

24. SEVERABILITY: If any provision of this Agreement is found to be void or unenforceable as to an Indemnitor, the remainder of this Agreement shall nevertheless remain enforceable as to that Indemnitor; and the entire Agreement shall remain enforceable as to all other Indemnitors.

25. TERMINATION: Indemnitors’ obligations and Surety’s rights and remedies under this Agreement are continuing. Indemnitors acknowledge that their obligations under this Agreement remain for Bonds executed for entities that may be sold, dissolved, or otherwise disposed of in the future. This Agreement remains in effect until terminated and released by Surety. Any Indemnitor may terminate their participation in this Agreement with respect to future Bonds by sending written notice of termination to Surety at the address in Paragraph 20. Such termination shall be effective twenty (20) days from Surety’s receipt of the notice (“Effective Date”) and shall be effective only as to the Indemnitor providing such written notice. The notice of termination shall not terminate, modify, bar or discharge such notifying Indemnitor’s obligations to Surety under this Agreement for: (a) Bonds issued prior to the Effective Date; (b) Bonds issued after the Effective Date where such Bonds are issued with respect to a Bond Commitment issued prior to the Effective Date; and (c) any Collateral or interest provided under this Agreement. The execution of any subsequent agreements of indemnity in favor of Surety by any Indemnitor shall not be construed as a novation, and this Agreement may only be terminated as provided herein.

26. JURY WAIVER: Indemnitors hereby knowingly and voluntarily waive and covenant that they will not assert any right to trial by jury in respect to any legal proceeding arising out of this Agreement.

27. REPRESENTATIONS AND WARRANTIES: Indemnitors each represent and warrant the following: (a) Each Indemnitor has a substantial, material, and/or beneficial interest in one or more Indemnitors or Principals obtaining Bonds or in Surety refraining from canceling any such Bond; (b) Each Indemnitor has the full power and authority to execute and deliver this Agreement and to perform all obligations in this Agreement; (c) All information provided to Surety by each Indemnitor prior to and after the execution of this Agreement is true, accurate and complete as of the time provided; and (d) Each right, power and remedy given to Surety, under any provision of this Agreement or otherwise, forms a material part of Surety’s consideration for Bonds.

28. WAIVER OF EXEMPTIONS: Indemnitors waive all rights to claim any of their property, including their respective homesteads, as exempt from any levy, execution, sale or other legal process by Surety, unless such waiver is prohibited by law.

29. TRANSFERRED BONDS: By way of clarification, Indemnitors hereby assume liability for and performance of the Transferred Bonds. The obligations of Indemnitors to Surety under this Agreement include those arising from or relating to the Transferred Bonds and any breach or default asserted under said Bonds or the underlying contracts, and/or the enforcement of this Agreement. Indemnitors acknowledge that the Surety may require or retain or release other or additional agreements, indemnity and/or security with respect to the Transferred Bonds, and Surety may exercise its rights and remedies with respect to this Agreement or any other agreement, indemnity or security, at any time and in any order in Surety’s full and absolute discretion.

30.	DEFINITIONS:

Bonded Contract means any contract or other obligation referred to in any Bond or secured by any Bond.

Change in Control means any Principal or Indemnitor, without Surety’s prior written consent: (a) assigning or selling any Bonded Contract; (b) undergoing a change in the beneficial ownership, directly or indirectly, of thirty percent (30%) or more of its voting stock (measured by voting power rather than number of shares) in one or more transactions, or any change in stock that results in a change of majority ownership; or (c) ceasing or threatening to cease to carry on business, or having any resolution passed or order made for its winding-up, liquidation or dissolution.

Claim or Claims means any notice, claim, demand, defense, counterclaim, setoff, lawsuit or proceeding or circumstance which may constitute, lead to or result in Loss, liability, or asserted liability in connection with any Bond, any Bonded Contract, or this Agreement.

Collateral means all right, title and interest of one or more Indemnitors in the following, whenever acquired or arising: (a) all Bonded Contracts; (b) all goods (including equipment, machinery, tools and materials), which are now, or may hereafter be, about or upon the site or sites of any and all of the contractual work referred to in the Bonds, or elsewhere, including materials purchased for or chargeable to any and all contracts referred to in the Transferred Bonds, materials which may be in the process of construction, in storage elsewhere, or in transportation to any and all of said sites, and equipment which may be necessary or proper to perform any contractual work referred to in the Bonds, general intangibles, and inventory, to the extent not subject to a prior perfected security interest; (c) all subcontracts and purchase orders arising under any Bonded Contract, and all surety bonds supporting such subcontracts and purchase orders; (d) all sums which are or may become payable in connection with any Bonded Contract and all other contracts in which any Indemnitor has an interest; (e) all intellectual property (including proprietary software) necessary or required to perform any Bonded Contract; (f) any facilities or plants necessary or required to perform any Bonded Contract; and (g) any real or personal property, the improvement of which is secured by any Bond.

Event of Default means any one or more of the following: (a) failure to timely perform or comply with any Bonded Contract or failure to timely pay invoices, bills or other indebtedness or to discharge liabilities under any Bonded Contract or Bond; (b) Breach of any Bond or declaration of default under any Bonded Contract (whether admitted or contested); (c) Surety setting any reserve against Loss or incurring Loss; (d) breach of or failure to timely comply with this Agreement; (e) any Principal or Indemnitor becoming the subject of any bankruptcy, insolvency, receivership, creditor assignment or trusteeship (whether voluntary or involuntary and whether insolvent or not); (f) any occurrence which deprives or impairs any Principal, Indemnitor and/or Surety of the use of any Collateral; (g) any individual Indemnitor becoming legally incompetent, imprisoned, convicted of a felony, or disappearing and being unable to be located; (h) a Change in Control; (i) any default, however described, which occurs under any document relating to the financial indebtedness of any Principal or Indemnitor, as a result of which that financial indebtedness is or becomes capable of being rendered prematurely due and payable; or (j) any representation by any Principal or Indemnitor to Surety which was materially false or misleading when made.

Good Faith means, with respect to any act, exercise of discretion or omission by Surety, an absence of dishonesty, evil intent and actual malice toward Principal and Indemnitors.

Loss means all premiums due to Surety and any and all liability, loss, Claims, damages, court costs and expenses, attorneys’ fees (including those of Surety), consultant fees, and all other costs and expenses, including but not limited to any additional or extra-contractual damages arising from Surety’s Settlement of any Claim. Pre-judgment and post-judgment interest shall accrue from the date of any payment made by Surety with respect to any of the foregoing at the maximum default rate permitted by law.

Principal means any person or entity whose obligation is guaranteed by a Bond.

SIGNATURE PAGE(S) TO FOLLOW

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SIGNATURE INSTRUCTIONS

1. All signatures should be notarized and dated.

2. If the signer is a Corporation, an officer on the operational side (i.e. President, CEO, COO) and an officer on the finance side (i.e. Secretary, CFO, Treasurer) should sign and the Corporation should attach its seal.

3. If one signer is signing in two different capacities (i.e. President and Secretary), then list both titles in the signature block and notary acknowledgement.

4. If the signer is an individual (personal) Indemnitor, each Indemnitor should sign and date their signature and provide all of the required information. Each signature should be witnessed and notarized.

By signing below, each Indemnitor affirms to Surety that they have read this General Indemnity Agreement carefully and understand their obligations as an Indemnitor. If the Indemnitor is a business entity, each signer executing this Agreement on behalf of such Indemnitor represents and warrants that he, she or it holds the office or position shown and that he, she or it is duly authorized by Indemnitor to execute this Agreement on behalf of Indemnitor and to bind Indemnitor to all of the terms and conditions of this Agreement.

INDEMNITOR:			(2 signature format)
Dore & Associates Contracting, Inc. 900 S. Harry Truman Parkway, Bay City, MI 48706				(SEAL)

By:
[Name of Signer #1]
As [Title] of Dore & Associates Contracting, Inc.

LAST 4 DIGITS OF TIN:

	Date:	_______________________, 20

By:				________________
[Name of Signer #2]
As [Title] of Dore & Associates Contracting, Inc.

	Date:	_______________________, 20

NOTARIAL ACKNOWLEDGEMENT STATE OF: COUNTY OF:

The following instrument was acknowledged before me this              day of                         , 20            by:

[name of signer#1]                                                       as [title of signer#1]

of [name of entity]                                                              , (“Entity”), on behalf of the Entity. He/She is personally known to me or has produced [form of identification]                                                                   as identification.

and by

[name of signer #2]                                                           as [title of signer #2]                                                       of the Entity on behalf of the Entity. He/She is personally known to me or has produced [form of identification]                                                   as identification.

	My commission expires:	Notary Seal:

_____________________	,
Notary Public Signature	20

Printed Name

(The remainder of this page is intentionally left blank)

INDEMNITOR:			(2 signature format)
North American Leasing, Inc. [Address]				(SEAL)

By:
[Name of Signer #1]
As [Title] of North American Leasing, Inc.

LAST 4 DIGITS OF TIN:

	Date:	_______________________, 20

By:				________________
[Name of Signer #2]
As [Title] of North American Leasing, Inc.

	Date:	_______________________, 20

NOTARIAL ACKNOWLEDGEMENT STATE OF: COUNTY OF:

The following instrument was acknowledged before me this              day of                         , 20            by:

[name of signer#1]                                                       as [title of signer#1]

of [name of entity]                                                              , (“Entity”), on behalf of the Entity. He/She is personally known to me or has produced [form of identification]                                                                   as identification.

and by

[name of signer #2]                                                           as [title of signer #2]                                                       of the Entity on behalf of the Entity. He/She is personally known to me or has produced [form of identification]                                                   as identification.

	My commission expires:	Notary Seal:

_______________________	,
Notary Public Signature	20

Printed Name

(The remainder of this page is intentionally left blank)

INDEMNITOR: (2 signature format)
River Front, LLC [Address]			(SEAL)

By:
[Name of Signer #1]
As [Title] of North American Leasing, Inc.

LAST 4 DIGITS OF TIN:

	Date:	_______________________, 20

By:
[Name of Signer #2]
As [Title] of North American Leasing, Inc.

	Date:	_______________________, 20

NOTARIAL ACKNOWLEDGEMENT STATE OF: COUNTY OF:

The following instrument was acknowledged before me this              day of                         , 20             by:

[name of signer#1]                                                       as [title of signer#1]

of [name of entity]                                                              , (“Entity”), on behalf of the Entity. He/She is personally known to me or has produced [form of identification]                                                                   as identification.

and by

[name of signer #2]                                                           as [title of signer #2]                                                       of the Entity on behalf of the Entity. He/She is personally known to me or has produced [form of identification]                                                   as identification.

	My commission expires:	Notary Seal:

		,
Notary Public Signature	20

Printed Name

(The remainder of this page is intentionally left blank)

INDEMNITOR: (2 signature format)
NASDI, LLC [Address]			(SEAL)

By:
[Name of Signer #1]
As [Title] of North American Leasing, Inc.
LAST 4 DIGITS OF TIN:

	Date:	_______________________, 20

By:
[Name of Signer #2]
As [Title] of North American Leasing, Inc.

	Date:	_______________________, 20

NOTARIAL ACKNOWLEDGEMENT STATE OF: COUNTY OF:

The following instrument was acknowledged before me this              day of                         , 20             by:

[name of signer#1]                                                       as [title of signer#1]

of [name of entity]                                                              , (“Entity”), on behalf of the Entity. He/She is personally known to me or has produced [form of identification]                                                                  as identification.

and by

[name of signer #2]                                                           as [title of signer #2]                                                       of the Entity on behalf of the Entity. He/She is personally known to me or has produced [form of identification]                                                   as identification.

	My commission expires:	Notary Seal:

		,
Notary Public Signature	20

Printed Name

(The remainder of this page is intentionally left blank)

INDEMNITOR: (2 signature format)
Yankee Environmental Services, LLC [Address]			(SEAL)

By:
[Name of Signer #1]
As [Title] of North American Leasing, Inc.
LAST 4 DIGITS OF TIN:

	Date:	_______________________, 20

By:
[Name of Signer #2]
As [Title] of North American Leasing, Inc.

	Date:	_______________________, 20

NOTARIAL ACKNOWLEDGEMENT STATE OF: COUNTY OF:

The following instrument was acknowledged before me this              day of                         , 20             by:

[name of signer#1]                                                       as [title of signer#1]

of [name of entity]                                                              , (“Entity”), on behalf of the Entity. He/She is personally known to me or has produced [form of identification]                                                                   as identification.

and by

[name of signer #2]                                                           as [title of signer #2]                                                       of the Entity on behalf of the Entity. He/She is personally known to me or has produced [form of identification]                                                   as identification.

	My commission expires:	Notary Seal:

		,
Notary Public Signature	20

Printed Name

EXHIBIT C

GLDD Guarantee for Transferred Bonds (unexecuted version)

Guarantee and Indemnity Agreement With respect to NASDI/ Yankee Transferred Bonds

THIS GUARANTEE AND INDEMNITY AGREEMENT WITH RESPECT TO NASDI/ YANKEE TRANSFERRED BONDS (“Agreement”), dated this             day of             , 2014 by Great Lakes Dredge and Dock Corporation, a Delaware corporation, as Guarantor (“Guarantor” or “GLDD”) in favor of ZURICH AMERICAN INSURANCE COMPANY and its subsidiaries, affiliates and associated companies in any jurisdiction, including but not limited to FIDELITY AND DEPOSIT COMPANY OF MARYLAND, COLONIAL AMERICAN CASUALTY AND SURETY COMPANY, AMERICAN GUARANTEE AND LIABILITY INSURANCE COMPANY and ZURICH INSURANCE GROUP LTD, their respective successors and assigns (individually and collectively “Surety”) with respect to the transferred bonds set forth on Exhibit A, List of Transferred Bonds, which is attached to this Agreement and incorporated by reference, including all renewals, extensions, modifications, replacements or substitutions thereof (collectively, the “Transferred Bonds” and each individually a “Transferred Bond”). This Agreement shall be liberally construed so as to fully guarantee, and exonerate, indemnify and hold Surety harmless from, all liability and Loss with respect to the Transferred Bonds.

Guarantor has requested that Surety consent to Guarantor’s sale of NASDI, LLC (“NASDI”) and Yankee Environmental Services, LLC (“Yankee”), and that GLDD Indemnitors’ (as defined below) liability under the current GLDD Agreement (as defined below) be released or transferred with respect to the Transferred Bonds; and

Surety is willing to consent to the sale of NASDI and Yankee, and to consent to the transfer of GLDD Indemnitors’ obligations with respect to the Transferred Bonds from the current GLDD Agreement to this Agreement in accordance with the terms of this Agreement, on the condition that Guarantor enter into this Agreement and the GLDD Transferring Release to transfer GLDD Indemnitors’ liability for the Transferred Bonds from the GLDD Agreement to this Agreement.

As an inducement to Surety to issue or refrain from cancelling Transferred Bonds, to accept the GLDD Transferring Release, and to accept this Agreement in lieu of the GLDD Agreement with respect to GLDD Indemnitors’ obligations for the Transferred Bonds, Guarantor represents and agrees for itself, its heirs, executors, administrators, successors and assigns, jointly and severally, as follows:

1. TERM OF GUARANTEE AND INDEMNITY: This Agreement remains in force until Surety has been provided satisfactory evidence, in its sole discretion, that Surety has been fully released and/or discharged from liability under all Transferred Bonds and has been paid in full for all Loss arising from or related to the Transferred Bonds. Guarantor hereby guarantees all liability for and performance of Transferred Bonds under the terms of this Agreement and the GLDD Transferring Release. The obligations of Guarantor to Surety under this Agreement include those arising from or relating to the Transferred Bonds and any breach or default asserted under said Transferred Bonds or the underlying Bonded Contracts, and/or the enforcement of this Agreement or the Dore Agreement. Guarantor acknowledges that Surety may require or retain or release other or additional agreements, indemnity and/or security with respect to the Transferred Bonds, including but not limited to the Dore Agreement, and Surety may exercise its rights and remedies with respect to this Agreement, the Dore Agreement, or any other agreement, indemnity or security, at any time and in any order in Surety’s full and absolute discretion.

2. GUARANTEE AND INDEMNITY: Guarantor hereby guarantees the full payment and performance of, and shall exonerate, indemnify, and hold Surety harmless from, any and all liability and Loss, sustained or incurred, arising from or related to the following: (a) any Transferred Bond, (b) any Claim, (c) Guarantor failing to timely and completely perform or comply with this Agreement, or any of the parties to the Dore Agreement failing to timely and completely perform or comply with the Dore Agreement with respect to any Transferred Bond, (d) Surety enforcing this Agreement or the Dore Agreement with respect to any Transferred Bond or (e) any act of Surety to protect or procure any of Surety’s rights, protect or preserve any of Surety’s interests, or to avoid, or lessen Surety’s liability or alleged liability, all with respect to any Transferred Bond. The liability of Guarantor to Surety under this Agreement includes all Claims made on Surety, all payments made, Loss incurred, and all actions taken by Surety with respect to any Transferred Bond under the Good Faith belief that Surety is, would be or was liable for the amounts paid or the actions taken, or that it was necessary or expedient to make such payments or take such actions, whether or not such liability, necessity or expediency existed. Guarantor shall promptly, upon demand, make payment to Surety as soon as liability or Loss exists, whether or not Surety has made any payment. An itemized statement of Loss, sworn to by any officer of Surety, or the voucher or other evidence of any payment, shall be prima facie evidence of the fact, amount and extent of the liability of Guarantor for such Loss. This Guarantee and Indemnity includes all Loss arising from or related to the Transferred Bonds, including all Loss which may arise under the Dore Agreement with respect to the Transferred Bonds.

3. SURETY’S RIGHT TO PERFORM, SETTLE AND/OR MODIFY: Surety shall have the absolute and unconditional right and is authorized but not required to: (a) adjust, pay, perform, decline to perform, compromise, settle, deny, litigate or otherwise resolve any Claim and/or any claim, counterclaim, defense or setoff held by or made against Guarantor, any of the parties to the Dore Agreement, any Principal or other entity and/or to take any action to protect any rights of Surety or to preserve or protect Surety’s interests, or to avoid or lessen any alleged liability (hereinafter “Settlement”); and (b) modify, consent to or decline to consent to modification of any Transferred Bond and/or Bonded Contract, and/or to take, consent to or decline to consent to any assignment (hereinafter “Modification”). Any Settlement and/or Modification by Surety shall be final, binding and conclusive upon Guarantor. Guarantor shall remain bound under this Agreement for all Loss even though any such Settlement or Modification by Surety does or might substantially increase the liability of Guarantor.

4. PLACE SURETY IN FUNDS: Should an Event of Default occur, or upon determination by Surety, in its sole and absolute discretion, that potential liability exists under any Transferred Bond (regardless of whether liability has been established or whether Surety, Guarantor may have defenses to all or any portion of any claim asserted under any Transferred Bond), Guarantor shall, upon demand, deposit with Surety cash or other collateral acceptable to Surety in an amount determined by Surety, in its sole discretion, to be sufficient to discharge any claim made against or potential liability of Surety on any Transferred Bond or under this Agreement. Surety shall not be required to post a reserve prior to or as a condition of Guarantor’s obligation to deposit collateral. This sum may be used by Surety to pay such claim or be held by Surety as collateral against any loss on any Transferred Bonds or under this Agreement. Any remaining sums deposited with Surety after payment of any and all sums due to Surety under this Agreement or otherwise shall be returned to Guarantor upon the complete release and/or discharge of Surety’s obligations and liability under all Transferred Bonds. The Surety’s demand for collateral shall be sufficient if sent by registered or certified mail, by facsimile transmission, or by personal service to Guarantor at the addresses stated herein, or at the address last known to the Surety, regardless of whether actually received. Guarantor acknowledges that the failure of Guarantor to deposit collateral with the Surety, immediately upon demand, shall cause irreparable harm to the Surety for which the Surety has no adequate remedy at law. Guarantor agrees that the Surety shall be entitled to injunctive relief for specific performance of the obligation to deposit with the Surety the sum demanded as collateral and waive any claims or defenses to the contrary.

5. UNIFORM COMMERCIAL CODE: This Agreement shall constitute a Security Agreement to the Surety and also a Financing Statement, both in accordance with the provisions of the Uniform Commercial Code of every jurisdiction wherein such Code is in effect, and may be so used by the Surety, without in any way abrogating, restricting or limiting the rights of the Surety under this Agreement or under law or in equity.

6. DISCHARGE: Guarantor shall promptly, upon demand, procure the full and complete discharge of Surety from all Transferred Bonds and all liability in connection with such Transferred Bonds. If Guarantor is unable to obtain discharge of any or all such Transferred Bonds within the time demanded, Guarantor shall promptly deposit with Surety an amount of money that Surety determines is sufficient to satisfy any liability or Loss with respect to any Transferred Bonds.

7. SURETY’S RIGHT TO SPECIFIC PERFORMANCE: Guarantor acknowledges that the failure of Guarantor to perform or comply with any provision of this Agreement shall cause irreparable harm to Surety for which Surety has no adequate remedy at law. Guarantor agrees that Surety shall be entitled to injunctive relief and/or specific performance, and Guarantor waives any claims or defenses to the contrary.

8. WAIVER OF NOTICE: Guarantor waives notice of the issuance, cancellation, renewal, replacement or substitution of any Transferred Bond, any Settlement or Modification, and any act, fact or information concerning or affecting the rights and liabilities of Surety or the rights or liabilities of Guarantor under the Transferred Bonds or this Agreement, notwithstanding any notice of any kind to which Principal or Guarantor or others might otherwise have been or be entitled, and notwithstanding any defenses they might have been or be entitled to assert.

9. OTHER SURETIES AS BENEFICIARIES: If Surety procures the execution of any Transferred Bond by other sureties, or executes any Transferred Bond with co-sureties, or reinsures any portion of any Transferred Bond with reinsuring sureties, then all the terms and conditions of this Agreement shall inure to the benefit of such other sureties, co-sureties and/or reinsuring sureties, including the right to bring an action for enforcement of this Agreement.

10. SURETY’S ADDITIONAL RIGHTS: This Agreement is in addition to and not in lieu of the GLDD Agreement (subject to the terms of the GLDD Transferring Release), the Dore Agreement and all other agreements of indemnity and any and all rights, powers, and remedies that Surety may have or acquire against Guarantor or any other person or entity, including but not limited to the parties to the Dore Agreement, whether by agreement, law or otherwise. Surety’s forbearance or failure to act to enforce any right shall not waive or diminish any of its rights, which rights may be enforced at any time in Surety’s sole discretion. Guarantor waives and subordinates all rights of indemnity, subrogation and contribution against any party to the Dore Agreement and/or any Principal until all obligations to Surety under this Agreement, at law or in equity, have been satisfied in full. Surety may enforce this Agreement against Guarantor in its sole discretion at any time and in whatever manner Surety sees fit, without joining any other person or entity, whether that person or entity is a party to the Dore Agreement or otherwise.

11. LAWSUITS AND JURISDICTION: Separate lawsuits may be brought under this Agreement as causes of action accrue, and the bringing of any lawsuit or the recovery of any judgment on any cause of action shall not prejudice or bar the bringing of other lawsuits, on the same or other causes of action, whether arising before or after any other lawsuit or cause of action. In any legal proceeding brought by or against Surety that in any way relates to this Agreement, Guarantor irrevocably and unconditionally submits to the jurisdiction, at Surety’s sole option, of the Federal, state and local courts in which (a) Guarantor resides or has property, (b) any bonded obligation arises or is performed, in whole or in part, or (c) any action may be brought against Surety. Guarantor submits to the jurisdiction of such courts and waive and agree not to assert that it is not subject to the jurisdiction of any such court or that the jurisdiction and/or venue is in an inconvenient forum or otherwise improper.

12. GOVERNING LAW: This Agreement shall be governed by and interpreted under the laws of the State of New York, without regard to principles of conflicts of laws.

13. EXECUTION AND CHANGES: This Agreement shall be effective and immediately binding as to Guarantor when Guarantor executes this Agreement, regardless of whether any other party has executed this Agreement or the Dore Agreement or fails to execute this Agreement or the Dore Agreement. This Agreement shall only be changed or modified in writing.

14. JURY WAIVER: Guarantor hereby knowingly and voluntarily waives and covenants that it will not assert any right to trial by jury in respect to any legal proceeding arising out of this Agreement.

15. REPRESENTATIONS AND WARRANTIES: Guarantor represents and warrants the following: (a) Guarantor has a substantial, material, and/or beneficial interest in one or more Principals obtaining or maintaining the Transferred Bonds or in Surety refraining from canceling, renewing, extending, modifying, replacing or substituting any such Transferred Bond; (b) Guarantor has the full power and authority to execute and deliver this Agreement and to perform all obligations in this Agreement; (c) All information provided to Surety by Guarantor prior to and after the execution of this Agreement is true, accurate and complete in all material respects as of the time provided; and (d) Each right, power and remedy given to Surety, under any provision of this Agreement or otherwise, forms a material part of Surety’s consideration for Transferred Bonds.

16. LIMIT OF INDEMNITY AND GUARANTEE: Guarantor’s liability under this Agreement is limited to the sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000).

17.	DEFINITIONS:

Bonded Contract means any contract or other obligation referred to in any Transferred Bond or secured by any Transferred Bond.

Change in Control has the meaning provided in the GLDD Agreement.

Claim or Claims means any notice, claim, demand, defense, counterclaim, setoff, lawsuit or proceeding or circumstance which may constitute, lead to or result in Loss, liability, or asserted liability in connection with any Transferred Bond, any Bonded Contract, this Agreement or the Dore Agreement (except to the extent not related to any Transferred Bond).

Dore Agreement means the General Indemnity Agreement executed by Dore & Associates Contracting, Inc. (“Dore”) and others, dated April 18, 2014. For clarity, this Agreement covers only the obligations of Dore and others with respect to the Transferred Bonds and the bonded obligations underlying such Transferred Bonds, and does not cover any other bond which Surety may issue for Dore or others which is not related to the Transferred Bonds.

Event of Default means any one or more of the following: (a) any abandonment, forfeiture, termination, default or breach of any Bonded Contract or any breach of any Transferred Bond; (b) receipt by Surety of any Claims under any Transferred Bond or declaration of default under any Transferred Bond; (c) breach of or failure to timely comply with this Agreement, or the Dore Agreement with respect to any Transferred Bond; (d) Guarantor becoming the subject of any bankruptcy, insolvency, receivership, creditor assignment or trusteeship (whether voluntary or involuntary and whether insolvent or not); (e) a Change in Control; (f) any default, however described, which occurs under any document relating to the financial indebtedness of Guarantor, as a result of which that financial indebtedness is or becomes capable of being rendered prematurely due and payable; or (g) any representation by Guarantor to Surety which was materially false or misleading when made.

GLDD Agreement means the General Agreement of Indemnity executed by GLDD and the other GLDD Indemnitors, dated September 7, 2011, as subsequently modified, amended, supplemented or replaced, including but not limited to the Rider dated June 4, 2012, and all underlying and related agreements and modifications of agreements, including the Equipment Utilization Agreement dated June 4, 2012 and the Lender-Surety Agreement dated June 4, 2012. For clarity, this Agreement covers only the obligations of Guarantor and the other GLDD Indemnitors with respect to the Transferred Bonds and the Bonded Contracts and obligations underlying such Transferred Bonds, and does not cover any other bond which Surety may issue for Guarantor or any other GLDD Indemnitor which is not a Transferred Bond (the “Non-Transferred Bonds”), and with respect to those Non-Transferred Bonds, the GLDD Agreement remains in full force and effect.

GLDD Indemnitors means Guarantor and the other “Indemnitors” and “Contractors” party to the GLDD Agreement.

GLDD Transferring Release means the Second Rider to General Agreement of Indemnity with respect to NASDI/Yankee Transferred Bonds dated as of April 18, 2014 among Surety, Guarantor and the other GLDD Indemnitors, which is executed concurrently with this Agreement and which applies to the GLDD Agreement.

Good Faith means, with respect to any act, exercise of discretion or omission by Surety, an absence of bad faith, willful misconduct, dishonesty, evil intent and actual malice toward Guarantor.

Loss means, with respect to any Transferred Bond, all premiums due to Surety and any and all liability, loss, Claims, damages, court costs and expenses, attorneys’ fees (including those of Surety), consultant fees, and all other costs and expenses, including but not limited to any additional or extra-contractual damages arising from Surety’s Settlement of any Claim. Pre-judgment and post-judgment interest shall accrue from the date of any payment made by Surety with respect to any of the foregoing at the maximum default rate permitted by law.

Principal means any person or entity whose obligation is guaranteed by a Transferred Bond.

SIGNATURE PAGE(S) TO FOLLOW

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SIGNATURE INSTRUCTIONS

1. All signatures should be notarized and dated.

2. If the signer is a Corporation, an officer on the operational side (i.e. President, CEO, COO) and an officer on the finance side (i.e. Secretary, CFO, Treasurer) should sign and the Corporation should attach its seal.

3. If one signer is signing in two different capacities (i.e. President and Secretary), then list both titles in the signature block and notary acknowledgement.

4. If the signer is an individual (personal) Indemnitor, each Indemnitor should sign and date their signature and provide all of the required information. Each signature should be witnessed and notarized.

By signing below, Guarantor affirms to Surety that it has read this Guarantee and Indemnity Agreement carefully and understands its obligations as a Guarantor. Each signer executing this Agreement on behalf of Guarantor represents and warrants solely in their capacity as an officer of Guarantor and not individually that he or she holds the office or position shown and that he or she is duly authorized by Guarantor to execute this Agreement on behalf of Guarantor and to bind Guarantor to all of the terms and conditions of this Agreement.

GUARANTOR:

Great Lakes Dredge & Dock Corporation

2122 York Road, Oak Brook, IL 60523

By:
Name:	Katherine M. Hayes
Title:	Vice President, Corporate Controller and Assistant Secretary

By:
Name:	Richard Roman
Title:	Treasurer

NOTARIAL ACKNOWLEDGEMENT STATE OF: COUNTY OF:

The following instrument was acknowledged before me this              day of             , 2014 by:

Katherine M. Hayes as Vice President, Corporate Controller and Assistant Secretary of Great Lakes Dredge & Dock Corporation, (“Entity”), on behalf of the Entity. She is personally known to me or has produced [form of identification]                                                      as identification.

and by

Richard Roman as Treasurer of the Entity on behalf of the Entity. He is personally known to me or has produced [form of identification]                                                                               as identification.

	My commission expires:		Notary Seal:

		,
Notary Public Signature Printed Name	20

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